UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 12, 2020

Hercules Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310
Palo Alto, CA		94301
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (650) 289-3060

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	HTGC	New York Stock Exchange
5.25% Notes due 2025	HCXZ	New York Stock Exchange
6.25% Notes due 2033	HCXY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 12, 2020, Hercules Capital, Inc., a Maryland corporation, (the “Company”), held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) and its 2020 Special Meeting of Stockholders (the “Special Meeting”). As of April 20, 2020, the record date for the Annual Meeting and Special Meeting, 110,594,697 shares of the Company’s common stock were outstanding and entitled to vote.

The following matters were submitted at the Annual Meeting, including any adjournments thereof, to the stockholders for consideration to:

1.	Elect two directors who will serve for the terms specified, or until his or her successor is elected and qualified: Robert P. Badavas and Carol L. Foster for a term expiring 2023.

2.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.

3.	Ratify the selection of PricewaterhouseCoopers LLP to serve as our independent public accounting firm for the year ending December 31, 2020.

Mr. Badavas and Ms. Foster were each elected to serve as a director for the term specified above, or until his or her successor is elected and qualified, and proposal 2 and proposal 3 were approved by the Company’s stockholders. The detailed voting results of the shares voted with regards to each of these matters are as follows:

1.	Election of Directors

	For	Withhold
Robert P. Badavas	35,907,326	12,344,121
Carol L. Foster	36,686,530	11,564,917

Continuing directors are as follows: Robert P. Badavas, Joseph F. Hoffman, Thomas J. Fallon, Doreen Woo Ho, Gayle Crowell,

Carol L. Foster, Brad Koenig, and Scott Bluestein.

2.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain
40,941,270	5,081,897	2,228,280

The Company’s named executive officer compensation was approved.

3.	Ratification of the selection of PricewaterhouseCoopers LLP to serve as our independent public accounting firm.

For	Against	Abstain
87,701,137	1,596,879	979,349

The appointment of PricewaterhouseCoopers was ratified.

The following matters were submitted at the Special Meeting, including any adjournments thereof, to the stockholders for consideration to:

1.

Authorize the Company, with the approval of its board of directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to certain limitations set forth herein (including without limitation, that the number of shares issued does not exceed 25% of its then outstanding common stock).

The proposal to authorize the Company, with the approval of its board of directors, to sell or otherwise issue shares of its common stock at the price below its then current net asset value per share subject to limitations set forth herein (including without limitation, that the number of shares issued does not exceed 25% of its then outstanding common stock) was approved by the Company’s stockholders. The detailed voting results of the shares voted with regards to this matter is as follows:

All stockholders:

For	Against	Abstain
45,305,818	11,181,175	2,222,126

All stockholders excluding shares held by affiliated persons:

For	Against	Abstain
44,325,698	11,181,175	2,221,651

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES CAPITAL, INC.

June 16, 2020
	By:	/s/ Melanie Grace
Melanie Grace
General Counsel and Secretary